Other Income (Loss), Net (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other Income (Loss), Net
Realized gain on marketable securities	$ 2,127,985
Unrealized gain (loss) on marketable securities	(1,722,700)	$ 850,402	$ 951,545
Income (loss) from sales of properties held for sales	(17,430)	14,141	363,012
Foreign exchange gain (loss)	(431,686)	(815,656)	412,236
Others	252,706	251,169	251,718
Total	$ 208,875	$ 300,056	$ 1,978,511